                                 AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT

         This Amendment (the "AMENDMENT") is entered into as of September 24, 1999 and amends that certain Registration Rights Agreement (the "AGREEMENT") made and entered into as of the 2nd day of October, 1998 among U.S. RealTel, Inc., an Illinois Corporation, Craig M. Siegler, Siegler Corp., an Illinois Corporation, Stanley Siegler, Steven Siegler, the Florence Skolnik Siegler Foundation, Jordan E. Glazov, individually and as joint tenant with Sheila N. Glazov, Perry H. Ruda, Jo & Co., an Indiana general partnership, the Oliver family trusts identified on the signature pages hereto, Access Financial Group, Inc., Ross J. Mangano and James Hart.

                                  AGREEMENTS

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 1(d)(i) of the Agreement is hereby deleted and replaced in its entirety by the following:

               "(i) any shares of Common Stock held by, or issued to, the parties on the date hereof and any shares of Common Stock issued to Troon & Co., Joseph D. Oliver Trust GO Cunningham Trust, Joseph D. Oliver Trust James Oliver II Trust, Joseph D. Oliver Trust Joseph D. Oliver, Jr. Trust, and Joseph D. Oliver Trust Susan C. Oliver Trust ("Noteholder") which upon conversion of that certain Convertible Promissory Note (the "Note") dated September ___, 1999 from the Company payable to Noteholder;".

         2. Upon issuance of any shares of Common Stock to Troon & Co. pursuant to the Note, Troon & Co. shall be deemed to be and shall have all of the rights and obligations of a "Shareholder" pursuant to the Agreement.

         3. In all other respects, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                       U.S. REALTEL, INC.

                                       By: /s/ Perry H. Ruda
                                           -------------------------------------

                                       Its: Chairman of the Board
                                           -------------------------------------

                                       /s/ Craig M. Sieger
                                       -----------------------------------------
                                       Craig M. Siegler

                                       Individually and on behalf of
                                       SIEGLER CORP.

                                       By: /s/ Craig M. Siegler
                                           -------------------------------------
                                       Its: President
                                            ------------------------------------

                                       /s/ Stanley Siegler
                                       -----------------------------------------
                                       Stanley Siegler

                                       /s/ Steven Siegler
                                       -----------------------------------------
                                       Steven Siegler

                                       FLORENCE SKOLNICK SIEGLER FOUNDATION

                                       By: /s/ Craig M. Siegler
                                           -------------------------------------
                                       Its: President
                                            ------------------------------------

                                       /s/ Jordan E. Glazov
                                       -----------------------------------------
                                       Jordan E. Glazov, individually and
                                       joint tenant, with Sheila N. Glazov

                                       /s/ Sheila N. Glazov
                                       -----------------------------------------
                                       Sheila N. Glazov, as joint tenant
                                       with Jordan E. Glazov

                                       /s/ Perry H. Ruda
                                       -----------------------------------------
                                       Perry H. Ruda

                                       JO & CO.

                                       By: /s/ Ross J. Mangano
                                           -------------------------------------


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

                                       Its: President
                                            ------------------------------------

                                       JOSEPH D. OLIVER TRUST -
                                       GO CUNNINGHAM FUND

                                       By: /s/ Ross J. Mangano
                                           -------------------------------------
                                           Ross J. Mangano, as Trustee

                                       JOSEPH D. OLIVER TRUST -
                                       JAMES OLIVER II FUND

                                       By: /s/ Ross J. Mangano
                                           -------------------------------------
                                           Ross J. Mangano, as Trustee

                                       JOSEPH D. OLIVER TRUST -
                                       JOSEPH D. OLIVER JR. FUND

                                       By: /s/ Ross J. Mangano
                                           -------------------------------------
                                           Ross J. Mangano, as Trustee

                                       JOSEPH D. OLIVER TRUST -
                                       SUSAN C. OLIVER FUND

                                       By: /s/ Ross J. Mangano
                                           -------------------------------------
                                           Ross J. Mangano, as Trustee

                                       ACCESS FINANCIAL GROUP, INC.

                                       By: /s/ Mark J. Grant
                                           -------------------------------------
                                       Its: President, Capital Market
                                           -------------------------------------

                                       /s/ Ross J. Mangano
                                       -----------------------------------------
                                       Ross J. Mangano

                                       /s/ James Hart
                                       -----------------------------------------
                                       James Hart

                                       TROON & CO.

                                       By: /s/ Ross J. Mangano
                                           -------------------------------------
                                           Ross J. Mangano, Trustee & Partner


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